Schedule of advance to suppliers (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2025 USD ($)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)
Advance To Suppliers Net
Prepayment for technology outsourcing service			¥ 41,242	¥ 112,197
Accounts recharge for recruitment service	[1]		66,988	49,629
Prepayment for brand promotion			35,828	292
Others			12,405	1,703
Less: allowance for impairment losses			(174)	(174)
Total		$ 22,349	¥ 156,289	¥ 163,647

[1]	The Company engaged third-party suppliers to make the payment of compensation to flexible workers in flexible employment services on behalf of the Company. The Company was required to recharge the accounts in advance before the third-party suppliers make the payment to flexible workers.